o 159 *P
  159 *PA1

                       SUPPLEMENT DATED MARCH 25, 1999
                            TO THE PROSPECTUSES OF

               FRANKLIN INVESTMENT GRADE INCOME FUND - CLASS A
            FRANKLIN INVESTMENT GRADE INCOME FUND - ADVISOR CLASS
                            DATED FEBRUARY 1, 1999

On March 25, 1999, Franklin Managed Trust's Board of Trustees approved a proposal to merge the Franklin Investment Grade Income Fund into Franklin Strategic Income Fund, subject to shareholder approval. Franklin Strategic Series' Board of Trustees also approved the merger on behalf of Franklin Strategic Income Fund. The investment goal of Franklin Investment Grade Income Fund is to seek a maximum level of income consistent with prudent exposure to risk. The primary investment goal of Franklin Strategic Income Fund is to obtain a high level of current income, with capital appreciation over the long term as a secondary goal. These goals are fundamental, which means that they may not be changed without shareholder approval. The Boards believe this proposed merger will benefit shareholders.

It is anticipated that this summer shareholders of Franklin Investment Grade Income Fund will receive a proxy and proxy statement requesting their votes on the merger.

Franklin Investment Grade Income Fund will be closed to new investors after the close of business on March 25, 1999. If you are a shareholder of record as of the close of business on March 25, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of Franklin Investment Grade Income Fund or to reopen your account in the fund. If you sell your shares in the fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton Funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

              Please keep this supplement for future reference.